WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED NOVEMBER 28, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED JULY 2, 2012, OF

WESTERN ASSET ASIAN OPPORTUNITIES FUND

The following information is added to the fund’s Statement of Additional Information (“SAI”):

Investment professionals

The following table sets forth certain additional information with respect to the investment professionals responsible for the day-to-day management of the fund. Unless noted otherwise, all information is provided as of September 30, 2012:

Other accounts managed by investment professionals

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ in billions)
Robert O. Abad	Other registered investment companies	1	531,911,977	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0
Desmond Soon	Other registered investment companies	0	0	0	0
	Other pooled investment vehicles	8	1,195,505,010	0	0
	Other accounts	17	2,151,355,160	5	748,135,794

The following information is added to the fund’s SAI that appears in the section titled “Portfolio Manager Ownership of Fund Securities”:

As of September 30, 2012, Messrs. Walsh, Gardner, Lian, Abad, and Soon did not own any securities of Western Asset Asian Opportunities Fund.

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